                                                                   EXHIBIT 32(b)

                               CERTIFICATE OF THE
                           CHIEF FINANCIAL OFFICER OF
                         UNIVERSAL FOREST PRODUCTS, INC.

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
1350):

         I, Michael R. Cole, Chief Financial Officer of Universal Forest Products, Inc., certify, to the best of my knowledge and belief, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that:

         (1) The report on Form 10-K for the period ended December 27, 2003, which this statement accompanies, fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in this report on Form 10-Q for the period ended December 27, 2003 fairly presents, in all material respects, the financial condition and results of operations of Universal Forest Products, Inc.


                                            UNIVERSAL FOREST PRODUCTS, INC.


Date:  July 23, 2004                        By:  /s/ Michael R. Cole
                                                 ----------------------
                                                 Michael R. Cole
                                            Its: Chief Financial Officer